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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               RPS REALTY TRUST
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                (Name of Registrant as Specified in Its Charter)

                               RPS REALTY TRUST
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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    /1 Set forth the amount on which the filing fee is calculated and state how it was determined.
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                               RPS REALTY TRUST
                               733 THIRD AVENUE
                           NEW YORK, NEW YORK 10017

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                        SUPPLEMENT DATED MAY 17, 1994
                                      TO
                      PROXY STATEMENT DATED MAY 16, 1994
                           ------------------------

To the Shareholders of RPS Realty Trust:

        The following information is furnished as a supplement to the Proxy Statement dated May 16, 1994 of RPS Realty Trust (the "Proxy Statement").

PERFORMANCE GRAPH
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        The following performance graph replaces in its entirety the performance graph set forth on page 12 of the Proxy Statement:

            [ PERFORMANCE GRAPH SUPPLIED UNDER COVER OF FORM SE ]

        Except as supplemented by this Supplement, the information set forth in the Proxy Statement remains applicable in all respects.

                                        By Order of the Board of Trustees

                                        /s/ John J. Johnston, Jr.

                                        JOHN J. JOHNSTON, JR.
                                        Secretary